EX-28.h.4.b

EXHIBIT A

TO THE EXPENSE LIMITATION AGREEMENT BETWEEN

NATIONWIDE MUTUAL FUNDS AND

NATIONWIDE FUND ADVISORS

Effective May 1, 2007

Amended June 13, 2018†*

Name of Fund/Class	Expense Limitation for Fund/Class
Nationwide Government Money Market Fund
Investor	0.59%
Service Class‡	0.59%
Class R6	0.59%

Nationwide U.S. Small Cap Value Fund
Class A	1.09%
Class C	1.09%
Class R6	1.09%
Class T	1.09%
Institutional Service Class	1.09%

Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)

Class A	0.25%
Class C	0.25%
Class R	0.25%
Service Class	0.25%
Class R6	0.25%
Class T	0.25%
Institutional Service Class	0.25%

Nationwide S&P 500 Index Fund
Class A	0.21%
Class C	0.21%
Class R	0.21%
Class R6	0.21%
Service Class	0.21%
Class T	0.21%
Institutional Service Class	0.21%

Nationwide Small Cap Index Fund
Class A	0.28%
Class C	0.28%

Class R	0.28%
Class R6	0.28%
Class T	0.28%
Institutional Service Class	0.28%

Nationwide Mid Cap Market Index Fund
Class A	0.30%
Class C	0.30%
Class R	0.30%
Class R6	0.30%
Class T	0.30%
Institutional Service Class	0.30%

Nationwide International Index Fund
Class A	0.34%
Class C	0.34%
Class R	0.34%
Class R6	0.34%
Class T	0.34%
Institutional Service Class	0.34%

Nationwide Bond Index Fund
Class A	0.29%
Class C	0.29%
Class R	0.29%
Class R6	0.29%
Class T	0.29%
Institutional Service Class	0.29%

Nationwide Bond Fund
Class A	0.44%
Class C	0.44%
Class R	0.44%
Class R6	0.44%
Class T	0.44%
Institutional Service Class	0.44%

Nationwide Dynamic U.S. Growth Fund (formerly, Nationwide Growth Fund)
Class A	0.65%
Class C	0.65%
Class R	0.65%
Class R6	0.65%
Class T	0.65%
Eagle Class	0.65%
Institutional Service Class	0.65%

Nationwide Small Company Growth Fund
Class A	0.94%
Institutional Service Class	0.94%

Nationwide Global Sustainable Equity Fund
Class A	0.95%
Class C	0.95%
Class R6	0.95%
Class T	0.95%
Institutional Service Class	0.95%

Nationwide Inflation-Protected Securities Fund
Class A‡‡	0.21%
Class R6	0.30%
Class T	0.30%
Institutional Service Class	0.30%

Nationwide Core Plus Bond Fund
Class A	0.70%
Class R6	0.70%
Class T	0.70%
Institutional Service Class	0.70%

Nationwide Bailard Cognitive Value Fund
Class A	1.07%
Class C	1.07%
Class M	1.07%
Class R6	1.07%
Class T	1.07%
Institutional Service Class	1.07%

Nationwide Bailard International Equities Fund
Class A	1.10%
Class C	1.10%
Class M	1.10%
Class R6	1.10%
Class T	1.10%
Institutional Service Class	1.10%

Nationwide Bailard Technology & Science Fund
Class A	1.05%
Class C	1.05%
Class M	1.05%
Class R6	1.05%
Class T	1.05%
Institutional Service Class	1.05%

Nationwide Geneva Mid Cap Growth Fund
Class A	0.98%
Class C	0.98%
Class R6	0.98%
Class T	0.98%
Institutional Service Class	0.98%

Nationwide Geneva Small Cap Growth Fund
Class A	1.22%
Class C	1.22%
Class R6	1.22%
Class T	1.22%
Institutional Service Class	1.22%

Nationwide Loomis Core Bond Fund
Class A	0.65%
Class C	0.65%
Class R6	0.65%
Class T	0.65%
Institutional Service Class	0.65%

Nationwide California Intermediate Tax Free Bond Fund
Class A	0.49%
Class C	0.49%
Class R6	0.49%
Class T	0.49%
Institutional Service Class	0.49%

Nationwide Diamond Hill Large Cap Concentrated Fund (formerly, Nationwide Large Cap Equity Fund)
Class A	0.82%
Class C	0.82%
Class R6	0.82%
Class T	0.82%
Institutional Service Class	0.82%

Nationwide National Intermediate Tax Free Bond Fund
Class A	0.47%
Class C	0.47%
Class R6	0.47%
Class T	0.47%
Institutional Service Class	0.47%

Nationwide Loomis Short Term Bond Fund
Class A	0.45%
Class C	0.45%
Class R6	0.45%
Class T	0.45%
Institutional Service Class	0.45%

Nationwide WCM Focused Small Cap Fund
Class A	1.22%
Class C	1.22%

Class R6	1.22%
Class T	1.22%
Institutional Service Class	1.22%

Nationwide Ziegler Equity Income Fund
Class A	0.75%
Class C	0.75%
Class R6	0.75%
Class T	0.75%
Institutional Service Class	0.75%

Nationwide Ziegler NYSE Arca Tech 100 Index Fund
Class A	0.68%
Class C	0.68%
Class R6	0.68%
Class T	0.68%
Institutional Service Class	0.68%

Nationwide Ziegler Wisconsin Tax Exempt Fund
Class A	0.60%
Class C	0.60%
Class R6	0.60%
Class T	0.60%
Institutional Service Class	0.60%

Nationwide Bailard Emerging Markets Equity Fund
Class A	1.10%
Class C	1.10%
Class M	1.10%
Class R6	1.10%
Class T	1.10%
Institutional Service Class	1.10%

Nationwide Emerging Markets Debt Fund
Class A	0.90%
Class C	0.90%
Class R6	0.90%
Class T	0.90%
Institutional Service Class	0.90%

Nationwide Amundi Global High Yield Fund
Class A	0.70%
Class C	0.70%
Class R6	0.70%
Class T	0.70%
Institutional Service Class	0.70%

Nationwide Amundi Strategic Income Fund
Class A	0.67%
Class C	0.67%
Class R6	0.67%
Class T	0.67%
Institutional Service Class	0.67%

Nationwide International Small Cap Fund
Class A	0.99%
Class R6	0.99%
Class T	0.99%
Institutional Service Class	0.99%

Nationwide Loomis All Cap Growth Fund
Class A	0.85%
Class R6	0.85%
Class T	0.85%
Eagle Class	0.85%
Institutional Service Class	0.85%

Nationwide Long/Short Equity Fund††
Class A	1.74%
Class R6	1.74%
Institutional Service Class	1.74%

*	As approved at the Board of Trustees at its meeting held on June 12-13, 2018.
†	Effective through June 30, 2019.
††	Effective through December 31, 2019.
‡	With respect to the Service Class of the Nationwide Government Money Market Fund, effective until at least June 30, 2019, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.
‡‡	Applies to Class A shares of the Nationwide Inflation-Protected Fund only and expires December 31, 2019.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By:	/s/ Lee T. Cummings
Name: Lee T. Cummings
Title: SVP

NATIONWIDE FUND ADVISORS

By:	/s/ Lee T. Cummings
Name: Lee T. Cummings
Title: SVP